Exhibit 10.4

DEGOLYER AND MACNAUGHTON

500  |  SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

June 25, 2007

Repsol YPF, S.A.

Paseo de la Castellana 278 – 280

28046 Madrid

Spain

Ladies and Gentlemen:

We hereby consent to the references to DeGolyer and MacNaughton and the inclusion of information derived from our reports in Section 2.2.1.1. “Oil and Gas Reserves” in Repsol YPF, S.A.’s annual report on Form 20-F for the year ending December 31 2006, and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein.

We also consent to the reference to DeGolyer and MacNaughton and the inclusion of information derived from our reports through incorporation by reference of the named Form 20-F in Registration Statements Nos. 333-12254 and 333-10668 filed with the United States Securities and Exchange Commission.

Our reports referenced above consist of evaluations of certain areas in which Repsol YPF has interests in Argentina, Colombia, Peru, and Venezuela using an as-of date of September 30, 2006, and in the Gulf of Mexico, U.S.A., using an as-of date of December 31, 2006.

Very truly yours,

DeGOLYER and MacNAUGHTON